UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2026 (June 4, 2026)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue 20th Floor
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 323 421-5980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Approval of Amendment to Vince Holding Corp. Amended and Restated 2013 Omnibus Incentive Plan.

On June 4, 2026, Vince Holding Corp. (the “Company”) held its 2026 annual meeting of stockholders (the "2026 Annual Meeting"). As further discussed below, at the Annual Meeting, the shareholders of the Company approved an amendment and restatement to the Company's Amended and Restated 2013 Omnibus Incentive Plan (the "Plan Amendment and Restatement").

Each of the description of the terms and conditions of the Plan Amendment and Restatement, as set forth in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2026 (the "Proxy Statement"), and the full text of the Plan Amendment and Restatement attached to the Proxy Statement as Annex A is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, the Company held its 2026 Annual Meeting. The proposals submitted to a stockholder vote at the Annual Meeting are described in the Company’s Proxy Statement. The results of such stockholder vote are set forth below:

Proposal No. 1 – To elect one Class III director to serve until the Company’s annual meeting of stockholders to be held in 2029 or until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker-Non-Vote
Michael Mardy	7,459,977	543,508	2,298,423

Proposal No. 2 – Ratification of appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

For	Against	Abstain
10,330,230	1,150	528

Proposal No. 3 – Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
7,921,980	81,300	205	2,298,423

Proposal No. 4 – Approval of the Plan Amendment and Restatement to increase by 1,000,000 the maximum aggregate number of shares of the Company's common stock issuable thereunder.

For	Against	Abstain	Broker Non-Vote
7,582,358	420,949	178	2,298,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

Date:	June 8, 2026	By:	/s/ Brendan Hoffman
Name: Brendan Hoffman Title: Chief Executive Officer